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              Exhibit 10(xxii)



                               FIRST AMENDMENT TO

                             ST. PAUL BANCORP, INC.

                        ST. PAUL FEDERAL BANK FOR SAVINGS

                      EMPLOYEE SEVERANCE COMPENSATION PLAN


         WHEREAS, St. Paul Bancorp, Inc. (the "Holding Company") and St. Paul Federal Bank (the "Bank") adopted an Employee Severance Compensation Plan (the "Plan") on December 20, 1993; and

         WHEREAS, in order to assist in the recruiting of employees, on October 26, 1998 the Board of Directors of the Bank and the Holding Company approved certain modifications to the Plan;

         NOW, THEREFORE, effective October 26, 1998 the Plan is hereby amended as follows:

1.       Section 2.13 of the Plan is hereby amended to read as follows:

                  "2.13 Eligible Employee means any Employee who has completed at least one (1) Year of Benefit Service, excluding any person who is a party to a written employment agreement or termination or severance agreement with the Employer"

2. Section 4.1 (b) of the Plan is hereby amended to add the following sentence to the end of Subsection 4.1 (b) ( i ) :

                  "Notwithstanding the foregoing, the lump-sum severance payment to any officer of an Employer shall not be less than (a) in the case of an officer with the title of Vice President and higher, 6/12 multiplied by the Eligible Employee's Compensation paid during the twelve (12) months ended on the Date of Termination, and (b) in the case of an officer with a title ranked lower than Vice President, 3/12 multiplied by the Eligible Employee's Compensation paid during the twelve (12) months ended on the Date of Termination."

3. In all other respects, the terms of the Plan shall remain unchanged and in full force and effect after the date hereof.

         Executed as of October 26, 1998

ST. PAUL BANCORP, INC.                            ATTEST:

By:
   --------------------------------               ------------------------------
Its:                                              SECRETARY
    -------------------------------


ST. PAUL FEDERAL BANK FOR SAVINGS                 ATTEST:

By:
   --------------------------------               ------------------------------
Its:                                              SECRETARY
    -------------------------------



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